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                                                                    EXHIBIT 23.2

                              ARTHUR ANDERSEN LLP


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the use of our reports (and to all references to our firm) included in or made a part of this registration statement [Form S-1 No. 333-50891].




/s/ Arthur Andersen LLP

Tampa, Florida,
   June 8, 1998